                                                                   EXHIBIT 10.31

(HSBC LOGO)


                                                                October 28, 2002


The New York Mortgage Company LLC
Attention: Steven Schnall,
President
304 Park Avenue South
New York, NY 10010

      Re: Credit and Security Agreement between HSBC Bank USA ("HSBC") and The New York Mortgage Company LLC ("Company") dated as of March 30, 2001, as amended ("Credit Agreement")

Dear Mr. Schnall:

      The Company's Credit Note to HSBC dated as of March 30, 2001, as amended, in the maximum principal amount of $40,000,000.00 ("Note"), matures October
31, 2002.

      This confirms HSBC's agreement to extend the scheduled maturity date of the Note and the term of the Credit Agreement to November 30, 2002.

      All amounts advanced after October 31, 2002 and all principal amounts previously advanced and outstanding as of October 31, 2002 and all other amounts which may be due HSBC as of October 31, 2002 shall be (i) evidenced by the Note and governed by the Credit Agreement as extended hereby, and (ii) secured by all Collateral (as defined in the Credit Agreement).

      The Company agrees that it has no defenses, offsets or counterclaims in connection with the obligations under the Note and Credit Agreement. To the extent not modified hereby, the Note and Credit Agreement remain in full force and effect.


HSBC Bank USA
Mortgage Warehouse Lending, 111 Presidential Boulevard, Suite 202, Bala Cynwyd, PA 19004
Fax: (610) 668-9630

The New York Mortgage Company LLC
October 28, 2002
Page 2

          By this agreement HSBC does not waive (i) any existing events of default under the Note or Credit Agreement, or (ii) any rights or remedies resulting from any such events of default.

          Please indicate the Company's agreement to the foregoing by signing and returning a copy of this letter.

                                          Very truly yours,

                                          HSBC Bank USA

                                          By: /s/ James A. Noyes
                                             -----------------------------------
                                                  James A. Noyes
                                                  Vice President

AGREED:

THE NEW YORK MORTGAGE COMPANY LLC


By: /s/ Steven Schnall
   --------------------------------
        Steven Schnall, Member


RATIFICATION OF GUARANTY

The Guarantor agrees and represents that the Guaranty remains in full force and effect subject to no offset, claim, counterclaim or defense. The undersigned agrees and acknowledges that all references to the Credit Agreement in the Guaranty, means the Credit Agreement, as amended by the Amendment Agreement, as the same may be hereafter amended from time to time.

/s/ Steven Schnall
-----------------------------------
    Steven Schnall

RATIFICATION OF GUARANTY

The Guarantor agrees and represents that the Guaranty remains in full force and effect subject to no offset, claim, counterclaim or defense. The undersigned agrees and acknowledges that all references to the Credit Agreement in the Guaranty, means the Credit Agreement, as amended by the Amendment Agreement, as the same may be hereafter amended from time to time.

/s/ Joseph V. Fierro
-----------------------------------
    Joseph V. Fierro